The Royce Fund

Supplement to the Prospectus Dated May 1, 2013

Royce European Smaller-Companies Fund

Effective today, David A. Nadel, Portfolio Manager and Director of International Research of Royce, and Mark Rayner, Portfolio Manager of Royce, co-manage the Fund. Mr. Nadel served as the Fund’s assistant portfolio manager from 2009-2011 and began to manage the Fund in 2011. Mr. Rayner served as the Fund’s assistant portfolio manager from May 1, 2013 through October 21, 2013.

October 22, 2013

RES-SUPP-1013